Accrued and Other Liabilities	12 Months Ended
Dec. 31, 2015
Accrued Liabilities and Other Liabilities [Abstract]
Accrued and Other Liabilities
Accrued and Other Liabilities
Accrued and other liabilities consist of the following:

As of December 31	2014	2015
(in thousands)	EUR	EUR

Deferred revenue	1,268,633	1,737,391
Costs to be paid	411,725	333,597
Down payments from customers	647,317	606,804
Personnel related items	301,075	341,554
Derivative financial instruments	67,755	20,860
Standard warranty reserve	41,508	18,803
Other	21,441	30,953
Accrued and other liabilities	2,759,454	3,089,962
Less: non-current portion of accrued and other liabilities [1]	411,655	414,369
Current portion of accrued and other liabilities	2,347,799	2,675,593

1.
The main part of the non-current portion of accrued and other liabilities relates to down payments received from customers regarding future shipments of EUV systems and deferred revenues with respect to services.

The increase in accrued and other liabilities mainly relates to an increase in deferred revenue which is partly offset by a decrease in costs to be paid.
Deferred revenue as of December 31, 2015 mainly consists of deferred revenue for system shipments and credits regarding free or discounted products or services as part of volume purchase agreements amounting to EUR 1,402.6 million (2014: EUR 925.2 million) and extended and enhanced (optic) warranty contracts amounting to EUR 303.3 million (2014: EUR 313.8 million). Both include deferred revenues with respect to our EUV systems, NXE:3300B and NXE:3350B. The total deferred revenue for these EUV systems is EUR 251.5 million (2014: EUR 102.5 million). The increase in deferred revenue for EUV systems is mainly caused by two NXE:3350B systems under installation at our customer.
Costs to be paid as of December 31, 2015 include an amount of EUR 92.7 million (2014: EUR 124.0 million) relating to the expected losses to upgrade the first 11 NXE:3300B sources in the field, which was assumed by ASML as a result of the acquisition of Cymer. In addition, costs to be paid include accrued costs for unbilled services provided by suppliers including contracted labor, outsourced services and consultancy.
Down payments from customers relate to advance payments received from customers for systems that will be shipped in future periods.
Personnel related items mainly consist of accrued profit sharing, accrued management bonuses, accrued vacation days, accrued pension premiums, accrued wage tax and accrued vacation allowance.
Derivative financial instruments consist of the fair value of foreign currency contracts and the aggregate fair value of interest rate swaps which includes accrued interest, see Note 4.
Changes in standard warranty reserve for the years 2015 and 2014 are as follows:

Year ended December 31	2014	2015
(in thousands)	EUR	EUR

Balance at beginning of year	27,475	41,508
Additions for the year	42,420	23,067
Utilization of the reserve	(22,749)	(37,006)
Release of the reserve	(5,468)	(11,837)
Effect of exchange rates	(170)	3,071
Balance at end of year	41,508	18,803

The decrease in the standard warranty reserve mainly relates to utilization for NXE:3300B systems and a lower addition as a result of less sales of NXE:3300B systems in 2015 compared to 2014.